                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 1998 included in Health Care Property Investors, Inc. Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                             /s/ Arthur Andersen LLP
                                             ARTHUR ANDERSEN LLP

Orange County, California
June 18, 1998